EXHIBIT 99.1
May 2006

In keeping with the SEC's "Safe Harbor" guidelines, certain statements made during this presentation could be considered forward-looking and subject to certain risks and uncertainties that could cause results to differ materially from those projected. When we use the words "will likely result," "may," "anticipate," "estimate," "should," "expect," "believe," "intend," or similar expressions, we intend to identify forward-looking statements. Such forward-looking statements include, but are not limited to, our business and investment strategy, our understanding of our competition, current market trends and opportunities, projected operating results, and projected capital expenditures. These forward-looking statements are subject to known and unknown risks and uncertainties, which could cause actual results to differ materially from those anticipated including, without limitation: general volatility of the capital markets and the market price of our common stock; changes in our business or investment strategy; availability, terms and deployment of capital; availability of qualified personnel; changes in our industry and the market in which we operate, interest rates or the general economy, and the degree and nature of our competition. These and other risk factors are more fully discussed in the Company's filings with the Securities and Exchange Commission. EBITDA is defined as net income before interest, taxes, depreciation and amortization. EBITDA yield is defined as trailing twelve month EBITDA divided by the purchase price. EBITDA, FFO, AFFO, CAD and other terms are non-GAAP measures, reconciliations of which have been provided in prior earnings releases and filings with the SEC. Safe Harbor / Non-GAAP Measures

Ashford Overview Multi-dimensional approach Strategy Implementation Achieving internal and external growth Lodging Overview Sector is attractively priced Peer Analysis Statistics highlight favorable comparisons Topics

Overview Sea Turtle Inn - Jacksonville, FL Hilton - Forth Worth, TX Marriott - Research Triangle Park, NC JW Marriott - San Francisco

At IPO Today Note: "At IPO" represents completion of IPO in August 2003 and "Today" represents the quarter ending March 31, 2006 pro forma for recent acquisitions (1) Enterprise Value, Net Debt/TEV and Dividend Yield as of the May 5, 2006 closing price (2) Source: Capital IQ Enterprise Value < $250 million $1.5 billion Lodging Investments $128.4 million $1.7 billion % Direct 100% 91% % Mezzanine 0% 9% Number of Hotels 6 72 Rooms 1,094 12,266 Dividend $ per share Annualized NA $0.80 % Yield Annualized NA 7.4% % CAD Payout NA 83.3% Market Cap $280 million $817 million Net Debt / TEV NA 42% Avg. Trading Volume (3m) NA 301,430 (2) Mgmt / Insider Ownership 22% 13% Overview (1) Market Stats

Upper Upscale 41.9 Upscale 43.9 Midscale w/o F&B 9.2 Luxury 5 Hilton 26.4 Marriott 33.6 Hyatt 8.1 Radisson 10.1 Starwood 6.8 Other 15 P 15.4 MT 17.7 WNC 2.4 WSC 8.6 ENC 10.4 ESC 5.4 MA 6.4 SA 27.9 NE 4.7 Other 1.2 Chain Scale Brand Region Property Management Note: Represents breakdown by rooms for total portfolio as of March 31, 2006. Property management diversification represents direct hotel investments only. Remington 0.45 Marriott 0.33 Hyatt 0.08 Dunn 0.08 Other unaffiliated 0.06 Portfolio

HOTEL OWNERSHIP Current yield Capital appreciation Undervalued assets Reposition Timing: Trough/Mid- Stage Recovery FIRST MORTGAGE Stable returns High volume Counter cyclical Timing: Peak/Early Decline MEZZANINE Wide index spreads Inefficient market Foreclosure options Timing: Late Decline/Early Recovery SALE-LEASEBACK Stable returns Participation Timing: Late Recovery/Mid- Stage Decline PEAK Late Cycle Early Recovery Full Decline Early Decline TROUGH Sustainable Multi-Cycle Strategy

Source: Smith Travel Research & Ashford Hospitality Trust. * Includes predecessor companies Mgmt's Acquisitions / Debt Investments (1) Mgmt's Sales/Loan Payoffs % U.S. Supply Change '90 0.034 '91 0.017 '92 6700 0.009 '93 12174 311 0.006 '94 3876 821 0.013 '95 360 2589 0.016 '96 1247 0.024 '97 4917 0.035 '98 1552 495 0.04 '99 610 5626 0.038 '00 669 532 0.028 '01 284 221 0.024 '02 0.016 '03 2416.52 0.011 '04 3576.19 112.23 0.006 '05 8951.17 1211.15 0.004 '06 563 1259 0.011 % Change U.S. Hotel Rooms Source: HVS International, Remington Hotel Corp. 1 Debt investments are calculated as total rooms x percent of capital structure Management Acquisitions % Change in U.S. Hotel Room Supply Trendline - % Change in U.S. Hotel Room Supply Management Sales and Listings Management Discipline and Judgment Senior team has an average of 24 years in real estate and hospitality industries and 19 years with the Company* Ashford IPO

Strategy Implementation Embassy Suites - Phoenix, AZ Hilton Nassau Bay - Houston, TX Hyatt Dulles Airport- Herndon, VA Doubletree Suites - Columbus, OH

(1) Current annual dividend yield based on closing stock price as of May 5, 2006. Accomplishments

Numerous Growth Strategies Brand/Reposition Pan Pacific/JW Marriott Ft. Worth Radisson/Hilton Capex Upgrade Sheraton Bucks County Hyatt Anaheim Immediate Margin Improvement Hilton Santa Fe Sea Turtle Inn Outsize Market Recovery Hyatt Dulles JW Marriott San Francisco High Initial Yield Hilton/Marriott Select Service Portfolio Embassy Suites/Doubletree Portfolio Capital Recycling FGS Portfolio CNL Portfolio Hilton - Santa Fe, NM Hyatt - Anaheim, CA

Pro forma statistics include only the 64 hotel properties included in income from continuing operations. Source: Smith Travel Research year to date March 2006 RevPAR Growth

1Q 2005 1Q 2006 Hotel Revenue 96.54 105.735 1Q 2005 1Q 2006 Office Retail Lodging Operating Profit 28.835 29.593 15.2 15 10.9 $ in millions Hotel Revenue 1Q 2005 1Q 2006 Office Retail Lodging Hotel Revenue 74.418 82.398 15.2 15 10.9 $ in millions Hotel Revenue Hotel Operating Profit 1Q 2005 1Q 2006 Office Retail Lodging Operating Profit 23.671 25.575 15.2 15 10.9 Hotel Operating Profit Total Core Portfolio Excluding Renovations $ in millions $ in millions Note: "Total Core Portfolio" pro forma statistics include only the 64 hotel properties included in income from continuing operations and "Excluding Renovations" pro forma statistics include only the 52 hotel properties not under renovation and included in income from continuing operations. 9.5% 10.7% 2.6% 8.0% Operational Growth

Capex Growth

2004 Capex - $14.2 million

- Doubletree Suites Columbus
- Doubletree Suites Dayton
- Embassy Suites East Syracuse
- Embassy Suites Phoenix Airport
- Hyatt Regency Orange County
- Sheraton Bucks County

2005 Capex - $38.3 million

- Courtyard Bloomington
- Courtyard Columbus Tipton Lakes
- Crowne Plaza Beverly Hills
- Embassy Suites Houston
- Embassy Suites West Palm Beach
- Fairfield Inn Evansville West
- Fairfield Inn Princeton
- Hampton Inn Evansville
- Hampton Inn Horse Cave
- Hampton Inn Mall of Georgia
- Hampton Inn Terre Haute
- Hilton Fort Worth
- Hilton Nassau Bay - Clear Lake
- Hilton St. Petersburg Bayfront
- Historic Inns of Annapolis
- Radisson City Center - Indianapolis
- Radisson Indianapolis Airport
- Radisson Milford
- Radisson Rockland
- Residence Inn Evansville
- Residence Inn Palm Desert
- Residence Inn Salt Lake City
- Residence Inn San Diego Sorrento Mesa
- Sheraton Bucks County
- Sheraton Minneapolis West

2006 - 2007 Planned Capex - $75 million Budgeted

- Courtyard Bloomington
- Courtyard Columbus Tipton Lakes
- Courtyard Crystal City Reagan Airport
- Courtyard Overland Park
- Courtyard Palm Desert
- Crowne Plaza Beverly Hills
- Crowne Plaza La Conch - Key West
- Embassy Suites Houston
- Embassy Suites West Palm Beach
- Fairfield Inn Princeton
- Hilton Fort Worth
- Hilton Garden Inn Jacksonville
- Hilton Nassau Bay - Clear Lake
- Hilton Santa Fe
- Historic Inns of Annapolis
- Hyatt Dulles
- JW Marriott San Francisco
- Marriott at Research Triangle Park
- Radisson City Center - Indianapolis
- Radisson Indianapolis Airport
- Radisson Milford
- Radisson Rockland
- Residence Inn Evansville
- Residence Inn Fairfax Merrifield
- Residence Inn Palm Desert
- Residence Inn San Diego Sorrento Mesa
- Sea Turtle Inn Jacksonville
- Sheraton Minneapolis West
- SpringHill Suites BWI Airport
- SpringHill Suites Centreville
- SpringHill Suites Gaithersburg
- SpringHill Suites Jacksonville
- SpringHill Suites Kennesaw
- TownePlace Suites Boston Tewksbury
- TownePlace Suites Ft. Worth
- TownePlace Suites Miami Airport
- TownePlace Suites Miami Lakes
- TownePlace Suites Mt. Laurel
- TownePlace Suites Newark Silicon Valley
- TownePlace Suites Portland Scarborough

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Direct Hotel Investments Yields (TTM EBITDA at Acquisition) (1) Based on cost of debt of 5.6% and 60% leverage to cost. (Average Yield - Cost of Debt * % Debt) / % Equity. External Growth - Direct Hotel Investment

(1) Based on cost of debt of 3-month LIBOR (5.13%) + 225bps and 60% leverage to cost. (Average Yield - Cost of Debt * % Debt) / % Equity. Mezzanine Loan Yields at Origination External Growth - Debt Investment

External Growth - Primary Markets (1) Includes 64 hotels from continuing operations as of March 31, 2006 plus pro forma for recent acquisitions. (2) Source: Torto Wheaton Research and Wachovia Securities analyst report dated February 24, 2006 Majority of Ashford's EBITDA is within primary markets with high RevPAR growth Market 1Q 2006 % of EBITDA 2006E RevPAR Growth Washington D.C. 15.9% 9.7% South Florida 11.1% 13.9% Anaheim 7.8% 7.5% Orlando 7.4% 8.2% Atlanta 5.3% 8.1% Jacksonville 4.2% 7.4% Los Angeles 3.8% 11.0% Phoenix 3.7% 10.1% Tampa 3.7% 10.9% Houston 3.4% 8.0% San Francisco 3.3% 10.5% Las Vegas 3.2% 9.0% San Diego 2.1% 6.1% Salt Lake City 2.0% 7.6% Indianapolis 2.0% 7.7% Dallas/Ft. Worth 1.9% 10.3% Raleigh/Durham 1.9% 9.3% Minneapolis 1.1% 6.3% Charlotte 0.8% 13.4% Philadelphia 0.1% 15.5% Major Market Total 84.7% 9.5%

Recent Investment Case Study 338 room luxury Pan Pacific Hotel located near Union Square in San Francisco Mobil 4-Star, AAA 4-Diamond rated hotel The hotel has been up-branded to a JW Marriott Converting to a JW Marriott will significantly improve operating statistics by utilizing Marriott's reservation system and management practices San Francisco RevPAR is expected to increase 10.5% in 2006 according to Torto Wheaton Research The Westin St. Francis recently sold for $440 million at $368,200 per key and the Park Hyatt recently sold for $135 million at $375,000 per key Pan Pacific Hotel - $95.0 million ($281,065 per key)

Next Steps Selectively pursue accretive investments Continue internal growth strategies Complete 2006 capital expenditures Increase operating margins Exceed national RevPAR growth performance and gain market share Evaluate selective hotel rebranding opportunities Expand research coverage and meet more frequently with investors Maintain investment diversification and portfolio quality Grow AFFO Grow dividend Increase dividend coverage Near Term (0-12 Months) Longer Term

Lodging Overview Four Seasons - Nevis Residence Inn Sea World - Orlando, FL Hyatt - Anaheim, CA Marriott - Cool Springs, TN

Room Supply/Demand % Change RevPAR % Change % Change in RevPAR % Change in Room Supply % Change in Room Demand 1995 0.052 0.016 0.021 1996 0.062 0.024 0.021 1997 0.048 0.035 0.025 1998 0.034 0.039 0.027 1999 0.03 0.038 0.03 2000 0.063 0.028 0.035 2001 -0.069 0.023 -0.035 2002 -0.027 0.016 0.005 2003 0.001 0.013 0.016 2004 0.078 0.006 0.042 2005 0.081 0.004 0.033 2006 0.073 0.011 0.029 2007 0.061 0.02 0.028 Lodging fundamentals show strong RevPAR growth and favorable supply/demand Source: Smith Travel Research and PricewaterhouseCoopers report dated March 21, 2006. % Change in RevPAR % Change in Room Supply % Change in Room Demand 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 Favorable Lodging Fundamentals

Source: 2006 First Call Consensus as of May 5, 2006. Apartment Office Retail Industrial Lodging AHT 2006 Consensus FFO 20.4 16.6 15.5 15 12.7 9.5 2006E FFO Multiple Despite strong fundamentals lodging trades at a discount Lodging Sector is Attractively Priced

Peer Analysis Hilton - Santa Fe, NM Embassy Suites - Garden Grove, CA SpringHill Suites - Buford, GA Hilton - St. Petersburg, FL

AHT versus Peers

Significant valuation discount to lodging peers…

	AHT	Peer Median	AHT Position vs. 14 Peers
Value per Key ($000)(1)	$114.5	$143.6	7th Lowest
2006E FFO Multiple(2)	9.5x	12.0x	2nd Lowest
% to 52 Week High	82.3%	95.1%	3rd Lowest

…despite strong industry metrics

	AHT	Peer Median	AHT Position vs. 14 Peers
Total Enterprise Value	$1.5 billion	$1.6 billion	9th Highest
Total # of Hotels	72	55	5th Highest
RevPAR Growth (3)	12.0%	10.0%	4th Highest
Dividend Yield	7.4%	4.3%	3rd Highest
Average Debt Term (Years)	9.2	5.7	2nd Longest
Average Cost of Debt	5.6%	6.7%	2nd Lowest
% Fixed Debt	97%	69%	3rd Highest

Note: As of March 31, 2006 or latest company filings available as of May 5, 2006. Peer composite represents average of BOY, DRH, EHP, ENN, FCH, HIH, HMT, HPT, HT, KPA, LHO, SHO, BEE and WXH except HT for average debt term and cost of debt.

(1) Based on AHT Total Enterprise Value as of the May 5, 2006 closing price less book value of mezzanine investments.

(2) FFO Multiple per First Call Consensus as of May 5, 2006

(3) "AHT RevPar Growth" represents pro forma core portfolio, excludes hotels under renovation and discontinued operations; Note: AHT RevPAR growth equals 11.0% for core portfolio including hotels under renovation; RevPAR peer composite represents the latest company filings as of May 5, 2006 which include DRH, ENN, HIH, HPT, HST, LHO, BEE and SHO

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Conclusion Ashford Overview Unique multidimensional approach Strategy Implementation Achieving internal and external growth Lodging Overview Sector is attractively priced Peer Analysis Statistics highlight favorable comparisons

Addendum Courtyard - Weston, FL Sheraton Gunter - San Antonio, TX Crowne Plaza - Beverly Hills, CA Embassy Suites - Dallas, TX

(1) Stock price as of the May 5, 2006 closing price. (2) Based on actual TTM results as of March 31, 2006. Net Debt 0.421 Perpetual Preferred 0.038 Convertible Preferred 0.05 Market Value of Equity 0.491 Capital Structure Debt Summary ($ in millions) 1Q 2006 Long Term Debt $719.8 Cash Balance (88.3) Net Debt $631.5 Credit Facilities Availability $100.0 % Drawn 10.0% Credit Facilities Outstanding $10.0 Net Debt / TEV (1) 41.9% Weighted Avg Maturity 9.2 Yrs Weighted Avg Cost 5.6% EBITDA / Interest (2) 2.4x Fixed Charge Coverage (2) 1.9x Summary Selected Financial Information

($ in millions, except per share data) 2005 1Q 2006 1Q 2005 EBITDA $79.3 $31.6 $10.5 FFO $32.7 $17.1 $4.6 Adjusted FFO $52.9 $19.2 $7.2 CAD $48.4 $17.3 $6.9 Weighted Average Shares (mm) 55.1 70.9 41.9 Dividends / Share $0.71 $0.20 $.16 Adjusted FFO Payout Ratio 74.0% 74.1% 94.1% CAD Payout Ratio 80.7% 83.3% 94.1% Summary Selected Financial Information (cont'd)

May 2006